UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
______________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 28, 2018
 ______________________
Dell Technologies Inc.
(Exact name of registrant as specified in its charter)
 ______________________

Delaware	001-37867	80-0890963
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Dell Way Round Rock, Texas	78682
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (800) 289-3355
Not Applicable
(Former name or former address, if changed since last report)
______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure.
On November 28, 2018, Dell Inc. (“Dell”), an indirect wholly-owned subsidiary of Dell Technologies Inc., issued a press release announcing a cybersecurity incident. A copy of the press release is furnished as Exhibit 99.1 to this current report and incorporated in this Item 7.01 by reference.
In accordance with General Instruction B.2 to Form 8-K, the information contained in this Item 7.01, including Exhibit 99.1 to this current report, is being “furnished” with the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under such section. Further, such information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, unless specifically identified as being incorporated therein by reference.

Item 8.01    Other Events.
On November 9, 2018, Dell detected and disrupted unauthorized activity on its network attempting to extract Dell.com customer information, which was limited to names, email addresses and hashed passwords. Though it is possible some of this information was removed from Dell’s network, Dell’s investigations found no conclusive evidence that any was extracted. Additionally, Dell cybersecurity measures are in place to limit the impact of any potential exposure. These include the hashing of Dell’s customers’ passwords and a mandatory Dell.com password reset. Credit card and other sensitive customer information was not targeted. The incident did not impact any Dell products or services.
Upon detection of the attempted extraction, Dell immediately implemented countermeasures and initiated an investigation. Dell also retained a digital forensics firm to conduct an independent investigation and has engaged law enforcement.

Item 9.01    Financial Statements and Exhibits.

(d)  Exhibits.
The following document is herewith furnished as an exhibit to this report:

Exhibit No.	Description.
99.1	Press release of Dell Inc. dated November 28, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 28, 2018	Dell Technologies Inc.
	By:	/s/ Janet Bawcom
Janet Bawcom Senior Vice President and Assistant Secretary
(Duly Authorized Officer)

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